SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

MPAC CORPORATION
(Exact name of Registrant as Specified in its Charter)

NEVADA	000-49951	91-2084507
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
320 - 1100 Melville Street Vancouver, British Columbia Canada V6E 4A6

(Address of Principal Administrative Offices)

Registrant's Telephone Number, Including Area Code: (604) 688-3931 , xt 4

Item 2. Acquisition or Disposition of Assets

Pursuant to an agreement dated May 10, 2004 we agreed to sell a 100% interest in our wholly owned subsidiary, Micron Milling & Packaging Company Ltd. ("Micron") to, Adam Smith, a director of the issuer, for a nominal cash consideration of $1.00.

Micron is a private Alberta company that owns all of the assets associated with our agricultural chemical business. At the time of the sale those assets consistent solely of licenses and regulatory permits required to sell our products in the United States and were carried on the company's balance sheet at a nil value.

This sale is part of a larger restructuring effort in which MPAC is refocusing its business as disclosed in a previous 8-K.

Item 7. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The accompanying unaudited pro forma consolidated balance sheet and unaudited consolidated statements of operations give effect to the disposal of Micron Milling & Packaging Company Ltd. ("Micron") by MPAC Corporation ("MPAC") on May 10, 2004.

The unaudited pro forma consolidated financial statements of MPAC included herein have been prepared by management of MPAC in accordance with the accounting principles generally accepted in the United States of America. They have been prepared from information derived from the December 31, 2003 (unaudited) and December 31, 2002 (unaudited) consolidated financial statements of MPAC, together with other information available to the corporations. In the opinion of management of MPAC, these unaudited pro forma consolidated financial statements include all adjustments necessary for fair presentation of the disposal of Micron by MPAC as described below.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of MPAC referred to above and included elsewhere in this 8-K. The MPAC unaudited pro forma consolidated balance sheet gives effect to the disposal of Micron as if it had occurred on December 31, 2003. The unaudited pro forma consolidated statements of operations gives effect to the disposal of Micron as if it had occurred at the start of the fiscal periods beginning on October 1, 2002. These unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

MPAC CORPORATION

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

(Stated in US Dollars)

(Unaudited)

MPAC CORPORATION

PRO FORMA CONSOLIDATED BALANCE SHEETS

December 31, 2003

(Stated in US Dollars)

(Unaudited)

				MPAC
				Corporation
	Consolidated	(Note 2)		Pro Forma
	MPAC	Pro Forma		Consolidated
ASSETS	Corporation	Adjustments		Balance
Current
Cash and cash equivalents	$ 19,704	$ (19,704)	(b)	$ -
Accounts receivable	412	-		412

	$ 20,116	$ (19,704)		$ 412

LIABILITIES
Current
Accounts payable and accrued liabilities	$ 302,804	$ (142,711)	(b)	$ 160,093
Loan payable	386,860	33,081	(a)
		(234,000)	(a)	185,941
Demand loans	147,941	-		147,941

	837,605	(343,630)		493,975

STOCKHOLDER'S DEFICIENCY
Common stock	8,291	2,340	(a)	10,631
Additional paid-in capital	605,854	231,660	(a)	837,514
Shares allotted	4,370	-		4,370
Deficit	(1,436,004)	89,926	(b)	(1,346,078)

	(817,489)	323,926		(493,563)

	$ 20,116	$(19,704)		$ 412

MPAC CORPORATION

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

for the period ended December 31, 2003

(Stated in US Dollars)

(Unaudited)

	MPAC
	Consolidated
	Three months
	ended		Pro Forma
	December 31,	Pro Forma	Consolidated
	2003	Adjustments	Total
Other income
Foreign exchange gain	$ 1,502	$(1,502)	$ -
Expenses
General and administrative	62	(62)	-
Interest and bank charges	478	(478)	-
Interest on long-term debt	3,325	-	3,325
Management fees	16,952	(902)	16,050

	(20,817)	(1,442)	(19,375)

Net income (loss)	$(19,315)	$(60)	$(19,375)

Basic and diluted loss per share	$(0.00)	$ 0.00	$(0.00)

MPAC CORPORATION

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

for the period ended December 31, 2002

(Stated in US Dollars)

(Unaudited)

	MPAC
	Consolidated
	Three months
	ended		Pro Forma
	December 31,	Pro Forma	Consolidated
	2002	Adjustments	Total
Other income
Foreign exchange gain	$ 1,362	$(1,362)	$ -
Expenses
General and administrative	7,527	(6,912)	615
Interest and bank charges	776	(508)	268
Interest on long-term debt	2,788	-	2,788
Legal	8,478	(901)	7,577
Management fees	18,127	-	18,127
Rent and property taxes	2,306	(2,306)	-
Telephone	77	-	77
Travel	2,971	(1,627)	1,344
Wages	366	(366)	-

	$(43,416)	$(12,620)	$(30,796)

Net loss	$(42,054)	$(11,258)	$(30,796)

Basic and diluted loss per share	$(0.00)	$(0.02)	$(0.00)

MPAC CORPORATION

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

(Stated in US Dollars)

(Unaudited)

Note 1 Basis of Presentation

The accompanying unaudited pro forma consolidated balance sheet and unaudited consolidated statements of operations give effect to the disposal of Micron Milling & Packaging Company Ltd. ("Micron") by MPAC Corporation ("MPAC") on May 10, 2004.

The unaudited pro forma consolidated financial statements of MPAC included herein have been prepared by management of MPAC in accordance with the accounting principles generally accepted in the United States of America. They have been prepared from information derived from the December 31, 2003 (unaudited) and December 31, 2002 (unaudited) consolidated financial statements of MPAC, together with other information available to the corporations. In the opinion of management of MPAC, these unaudited pro forma consolidated financial statements include all adjustments necessary for fair presentation of the disposal of Micron by MPAC as described below.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of MPAC referred to above and included elsewhere in this 8-K. The MPAC unaudited pro forma consolidated balance sheet gives effect to the disposal of Micron as if it had occurred on December 31, 2003. The unaudited pro forma consolidated statements of operations gives effect to the disposal of Micron as if it had occurred at the start of the fiscal periods beginning on October 1, 2002. These unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

Note 2 Micron Milling & Packaging Company Ltd.

Micron is an Alberta company and operates primarily Alberta. The financial statements of Micron were prepared in accordance with generally accepted accounting principles in the United States of America.

Note 3 Disposal of Micron

On May 10, 2004, MPAC disposed of Micron whereby MPAC sold the shares of Micron for $1. In addition, MPAC issued 2,340,000 of its common shares at $0.10 per share to settle amounts owing to related parties of $234,000.

The carrying values of the assets and liabilities of MPAC as presented in the December 31, 2003 historical financial statements approximate their fair values.

Note 4 Share Capital

			Additional
	Common shares		Paid-in	Shares
	Number	Par value	Capital	Allotted

Micron balance, December 31, 2003	500,100	$ 500	$ -	$ 1
MPAC common shares prior to disposal	7,791,418	7,791	605,854	4,369
Issued pursuant to debt settlement	2,340,000	2,340	231,660	-

Pro forma, December 31, 2003	10,631,518	$10,631	$837,514	$4,370

Note 5 Pro Forma Adjustments

The unaudited pro forma consolidated statements of operations include the following pro forma adjustments.

    To record the accrual of $33,081 of amounts owing to related parties determined subsequent to December 31, 2003. To record the issuance of 2,340,000 common shares of MPAC to settle $234,000 owing from Micron to related parties.

    To record the disposal of Micron.

Note 6 Pro-forma Loss Per Share

Pro-forma loss per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of MPAC issued pursuant to the acquisition have been outstanding since the beginning of the periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MPAC CORPORATION
Registrant

By:	/s/ Adam Smith

	Name:	Adam Smith
	Title:	Corporate Secretary

Dated: May 10, 2004